UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS ADVISOR FUNDS

(Name of Registrant as Specified In Its Charter)

______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Questions & Answers

Q&A

Q. Why am I receiving this proxy statement?

A. Members of Deutsche Investment Management Americas Inc.’s (“DIMA”) Quantitative Strategies Group (the “QS Group”), including certain members of your Fund’s portfolio management team, have entered into an agreement with DIMA to form a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with DIMA (the “Separation”). The Separation is expected to occur on or about August 1, 2010. In order for your Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, DIMA recommended, and your Fund’s Board approved, a sub-advisory agreement between DIMA and QS Investors (the “New Sub-Advisory Agreement”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the New Sub-Advisory Agreement is being submitted to shareholders for approval. Under the New Sub-Advisory Agreement, DIMA would delegate to QS Investors the responsibility to (i) manage the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for DWS Floating Rate Plus Fund, (ii) implement the strategic asset allocation (“SAA”) strategy for DWS LifeCompass 2040 Fund, and (iii) implement the SAA strategy and manage the assets attributable to the iGAP strategy and a portion of the portfolio’s assets allocated to equities for DWS Lifecycle Long Range Fund, which strategies are each currently managed by the QS Group for the Funds. No other changes to the portfolio management of your Fund are proposed in this proxy statement.

In addition, DIMA has proposed, and your Fund’s Board recommends, that your Fund adopt a policy on appointing and replacing sub-advisors and amending sub-advisory agreements.

Q&A  continued

Q. What Proposals am I being asked to vote on?

A. You are being asked to vote on two Proposals:

■	Approval of the New Sub-Advisory Agreement between DIMA and QS Investors; and
■	Approval of a sub-advisor approval policy.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR each of the Proposals.

PROPOSAL TO APPROVE THE NEW SUB-ADVISORY AGREEMENT

Q. If the New Sub-Advisory Agreement is approved by shareholders, will DIMA remain the investment advisor to the Fund?

A. Yes. DIMA will continue to serve as the investment advisor to your Fund and in that capacity will oversee the management of your Fund’s assets by QS Investors.

Q. Will the New Sub-Advisory Agreement increase the management fee that shareholders pay?

A. No. The fees paid to QS Investors for its sub-advisory services to your Fund will be paid by DIMA, not by the Fund. The management fee rates paid by your Fund to DIMA will not change as a result of the Separation.

Q. Why did my Fund’s Board recommend this Proposal?

A. Your Fund’s Board considered a range of factors in determining to recommend that shareholders approve the New Sub-Advisory Agreement, including that it will permit your Fund to continue to have access to the investment expertise offered by members of its existing portfolio management team. For a more complete description of factors the

Q&A  continued

Board considered, please see “Board Consideration of the Interim and New Sub-Advisory Agreements” under Proposal 1 in the Proxy Statement.

Q. What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A. The Board has taken additional actions to ensure uninterrupted portfolio management services by the QS Group to your Fund following the Separation if the Separation occurs prior to shareholder approval of the New Sub-Advisory Agreement. Specifically, the Board has approved an interim sub-advisory agreement between DIMA and QS Investors (the “Interim Sub-Advisory Agreement”) to be effective upon the effective date of the Separation, if shareholders have not approved the New Sub-Advisory Agreement prior to that date. The Interim Sub-Advisory Agreement does not require shareholder approval and would have a maximum term of 150 days. If shareholders of your Fund do not approve the New Sub-Advisory Agreement prior to the termination of the Interim Sub-Advisory Agreement, the Board will consider its alternatives and take action that it deems to be in the best interest of the Fund.

PROPOSAL TO APPROVE A SUB-ADVISOR APPROVAL POLICY

Q. What am I being asked to vote on?

A. Your Fund’s Board recommends that the Fund adopt a policy on appointing and replacing sub-advisors and amending sub-advisory agreements. Currently, consistent with applicable law, shareholders must approve a sub-advisory contract with respect to the Fund. The proposed new policy, if adopted, would permit DIMA, subject to the approval of the Board and a majority of those members of the Board who are not interested persons of the Fund, to (i) appoint and replace sub-advisors and (ii) materially amend sub-advisory agreements, each without shareholder approval (the “Sub-Advisor Approval Policy”). None of these changes would affect the investment management agreement between your Fund and DIMA or the management fees paid to DIMA by your Fund. Your Fund and DIMA have obtained an order from the Securities and Exchange Commission (“SEC”) granting the exemptive relief necessary to implement the Sub-Advisor Approval Policy with respect to non-affiliated sub-advisors once

Q&A  continued

approved by shareholders. Your Fund and DIMA have applied to the SEC for the exemptive relief necessary to implement the Sub-Advisor Approval Policy with respect to affiliated sub-advisors. Until such time as the relief with respect to affiliated sub-advisors is granted by the SEC, your Fund will not be able to implement the Sub-Advisor Approval Policy with respect to affiliated sub-advisors.

Q. Why did my Fund’s Board recommend this Proposal?

A. Your Fund’s Board recommends this Proposal in order to provide DIMA with greater flexibility to appoint and replace sub-advisors without incurring additional expense and potential delays associated with seeking shareholder approval, while remaining subject to Board approval.

GENERAL

Q. How can I vote?

A. You can vote in any one of four ways:

(1)	Via the Internet, by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. Who should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-877-225-6917.

DWS PORTFOLIO TRUST

DWS Floating Rate Plus Fund

DWS TARGET DATE SERIES

DWS LifeCompass 2040 Fund

DWS ADVISOR FUNDS

DWS Lifecycle Long Range Fund

A Message from Your Fund’s President

July 7, 2010

Dear Shareholder,

I am writing to you to ask for your vote on two important matters that affect your investment in the DWS Funds. While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

Proposal 1:	Approval of an Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and QS Investors, LLC (“QS Investors”) relating to the Fund (All Funds); and

Proposal 2A:	Approval of a Sub-Advisor Approval Policy for Affiliated and Non- Affiliated Sub-advisors (DWS Floating Rate Plus Fund and DWS LifeCompass 2040 only); or

Proposal 2B:	Approval of a Sub-Advisor Approval Policy for Non-Affiliated Sub-advisors (DWS Lifecycle Long Range Fund only).

Members of DIMA’s Quantitative Strategies Group (the “QS Group”), including certain members of your Fund’s portfolio management team, have entered into an agreement with DIMA to form a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with DIMA (the “Separation”). The Separation is expected to occur on or about August 1, 2010. In order for your Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, DIMA recommended and your Fund’s Board approved a sub-advisory agreement between DIMA and QS Investors (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is being submitted to shareholders for approval. If approved, the New Sub-Advisory Agreement would become effective upon the later of the effective date of the Separation or shareholder approval.

In addition, your Fund’s Board recommends that the Fund adopt a sub-advisor approval policy (“Sub-Advisor Approval Policy”) that would permit DIMA, subject to the approval of the Board, to appoint and replace sub-advisors and to materially amend sub-advisory agreements with respect to your Fund without incurring the additional expense and delay of obtaining shareholder approval for such changes.

The enclosed proxy statement provides greater detail about the Proposals, why they are being made and why your Board recommends that shareholders vote to approve them. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. Your vote is important to us.

We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the Proposals, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-877-225-6917 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Michael G. Clark

President

DWS PORTFOLIO TRUST

DWS Floating Rate Plus Fund

DWS TARGET DATE SERIES

DWS LifeCompass 2040 Fund

DWS ADVISOR FUNDS

DWS Lifecycle Long Range Fund

345 Park Avenue, New York, New York 10154

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 28, 2010

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS Funds listed above:

A special meeting of the shareholders of each DWS Fund listed above will be held July 28, 2010 at 11:00 a.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (each a “Proposal”):

Proposal 1 (All Funds)	Approval of a New Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and QS Investors, LLC relating to the Fund

Proposal 2A (DWS Floating Rate Plus Fund and DWS LifeCompass 2040 Fund only)	Approval of a Sub-Advisor Approval Policy for Affiliated and Non-Affiliated Sub-advisors

Proposal 2B (DWS Lifecycle Long Range Fund only)	Approval of a Sub-Advisor Approval Policy for Non-Affiliated Sub-advisors

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the DWS Funds listed above at the close of business on June 23, 2010 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Whether or not a quorum is present at the Meeting, the chairman of the Meeting may adjourn the Meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the Meeting at which the adjournment is taken.

This notice and the related proxy material first are being mailed to shareholders on or about July 7, 2010.

This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Trustees

Paul K. Freeman (Chair)

John W. Ballantine

Henry P. Becton, Jr.

Dawn-Marie Driscoll

Keith R. Fox

Kenneth C. Froewiss

Richard J. Herring

William McClayton

Rebecca W. Rimel

William N. Searcy, Jr.

Jean Gleason Stromberg

Robert H. Wadsworth

July 7, 2010

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote exactly as you tell us. If you simply sign and return the proxy card, we will vote in accordance with the Board’s recommendation on each Proposal applicable to your Fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may avoid delay resulting from further solicitations. You may receive more than one proxy card because several shareholder meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-877-225-6917), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

July 7, 2010

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 28, 2010:

The proxy materials are available at https://www.proxy-direct.com/dws21489.

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of each of the DWS Funds listed in the enclosed Notice of a Joint Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”) for a meeting to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 on July 28, 2010 at 11:00 a.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Joint Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about July 7, 2010. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust, although all actions actually are taken by the Massachusetts business trusts on behalf of the applicable Fund. Each such Massachusetts business trust is referred to herein as a “Trust,” and collectively as the “Trusts.” The term “Board,” as used herein, refers to a board of trustees of a Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”). The term “Independent Board Member” means a Board Member who is not an interested person of the Fund.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

Proposal 1 (All Funds)	Approval of a New Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and QS Investors, LLC (“QS Investors”) relating to the Fund

Proposal 2A (DWS Floating Rate Plus Fund and DWS LifeCompass 2040 Fund only)	Approval of a Sub-Advisor Approval Policy for Affiliated and Non-Affiliated Sub-advisors

Proposal 2B (DWS Lifecycle Long Range Fund only)	Approval of a Sub-Advisor Approval Policy for Non-Affiliated Sub-advisors

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years, and, if more recent, the most recent Semiannual Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 (for all Classes), or by calling 1-800-621-1048 (Class A, Class C), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S). Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

WITH QS INVESTORS, LLC

(All Funds)

General.    Members of DIMA’s Quantitative Strategies Group (the “QS Group”), including certain members of your Fund’s portfolio management team, have entered into an agreement with DIMA to form a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with DIMA (the “Separation”). The Separation is expected to occur on or about August 1, 2010. In order for your Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, DIMA recommended, and your Fund’s Board approved, a sub-advisory agreement between DIMA and QS Investors (the “New Sub-Advisory Agreement”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the New Sub-Advisory Agreement is being submitted to shareholders for approval. If approved, the New Sub-Advisory Agreement would become effective upon the later of the effective date of the Separation or shareholder approval.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreement, DIMA would delegate to QS Investors the responsibility to (i) manage the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for DWS Floating Rate Plus Fund, (ii) implement the strategic asset allocation (“SAA”) strategy for DWS LifeCompass 2040 Fund, and (iii) implement the SAA strategy and manage the assets attributable to the iGAP strategy and a portion of the portfolio’s assets allocated to equities for DWS Lifecycle Long Range Fund, which strategies are each currently managed by the QS Group for the Funds. Information about the anticipated portfolio management team of QS Investors is provided in Exhibit B. These individuals currently provide these same services to each Fund as part of the QS Group.

Approval of the New Sub-Advisory Agreement will not affect the management fee rate paid by the Fund to DIMA. Under the New Sub-Advisory Agreement, DIMA will be responsible for paying QS Investors a sub-advisory fee for your Fund at the rate set forth in Appendix A to Exhibit A.

If it is approved by the shareholders of the Fund, the New Sub-Advisory Agreement would continue in effect until September 30, 2010, and would continue from year to year thereafter, subject to annual approval by the Board or by a vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund, and also, in either event, approval by a majority of the Board’s Independent Board Members at a meeting called for the purpose of voting on such approval.

A discussion of the Board’s considerations is provided below in the description of its approval of the New Sub-Advisory Agreement.

The Board has taken additional actions to ensure uninterrupted portfolio management services by the QS Group to your Fund following the Separation, if the Separation occurs prior to shareholder approval of the New Sub-Advisory Agreement. Specifically, the Board has approved an interim sub-advisory agreement between DIMA and QS Investors (the “Interim Sub-Advisory Agreement”) to be effective upon the effective date of the Separation, if shareholders have not approved the New Sub-Advisory Agreement prior to that date. The Interim Sub-Advisory Agreement would have a maximum term of 150 days. The Interim Sub-Advisory Agreement would automatically terminate upon the earlier of shareholder approval of the New Sub-Advisory Agreement or the maximum term of 150 days. Any sub-advisory fees payable under the Interim Sub-Advisory Agreement will be paid by DIMA and will have no effect on investment management fees paid by the Fund to DIMA, but will be held in an escrow account until the New Sub-Advisory Agreement is approved by shareholders. If shareholders of your Fund do not approve the New Sub-Advisory Agreement prior to the termination of the Interim Sub-Advisory Agreement, any escrowed fees in excess of the costs of providing the sub-advisory services will be returned to the Fund and the Board will consider its alternatives and take action that it deems to be in the best interest of the Fund.

Investment Advisor.    Pursuant to an investment management agreement between the Trust, on behalf of your Fund, and DIMA (the “Investment Management Agreement”), DIMA is the investment advisor for your Fund. The Investment Management Agreement for your Fund was last approved by the Board on September 11, 2009. Exhibit C sets forth the date each Fund’s Investment Management Agreement was last approved by shareholders.

Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Alban Miranda	Director and Chief Operating Officer	Managing Director and Chief Operating Officer of DWS Investments Americas

John Nolan	Director, President and Chief Executive Officer	Managing Director and Global Chief Administrative Officer

Cynthia Nestle	Director	Managing Director and Chief Operating Officer of Insurance

Christine Rosner	Director	Managing Director and Global Chief Operating Officer of DB Advisors

John Pak	Secretary and Chief Legal Officer	Managing Director and Global Head of Institutional and Insurance Legal

Jennifer Birmingham	Chief Financial Officer and Treasurer	Managing Director and Chief Financial Officer of DeAM Americas

Robert A. Kloby	Chief Compliance Officer	Managing Director of DeAM Compliance

Anjie LaRocca	Assistant Secretary	Assistant Vice President of Deutsche Bank’s Legal Department

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Fund with DIMA or its affiliates. None of the Board Members hold such a position.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including fees paid to “Affiliated Brokers.”

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement for each Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid, by each Fund under its Investment Management Agreement is set forth in Exhibit F. Exhibit F was calculated based on each Fund’s most recent fiscal year.

DIMA also serves as the administrator for each Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to each Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. Information regarding the administrative services fees payable by each Fund under its Administrative Services Agreement is set forth in Exhibit G. Exhibit G was calculated based on each Fund’s most recent fiscal year.

Description of the New Sub-Advisory Agreement.    QS Investors would serve as sub-advisor to your Fund under the New Sub-Advisory Agreement effective upon the later of shareholder approval of the New Sub-Advisory Agreement or the effective date of the Separation. Under the New Sub-Advisory Agreement, QS Investors will manage that portion of the securities and other assets of your Fund entrusted to it by DIMA pursuant to the agreement, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DIMA is responsible for supervising and overseeing QS Investors’ performance of its duties under the New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is paid by DIMA, not the Fund. Under New Sub-Advisory Agreement, QS Investors will be paid by DIMA at the rates set forth in Appendix A to Exhibit A.

The New Sub-Advisory Agreement provides that QS Investors shall not be liable for any loss sustained by the Fund due to a mistake of law or error of judgment by QS Investors or the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of QS Investors, whether the recommendation is based upon QS Investors’ own investigation and research, or upon the investigation and research of any other individual, firm or corporation, if such recommendation was made, or such other individual, firm or corporation was selected, with due care and in good faith. However, QS Investors would still be subject to liability for (a) causing the Fund to violate federal or state law, rule or regulation, or an investment policy or restriction in the Fund’s prospectus or statement of additional information, or any written guidelines, policy or instructions provided by the Fund’s Board or DIMA or (b) willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

If approved by shareholders, the New Sub-Advisory Agreement will become effective following shareholder approval or the effective date of the Separation, whichever is later, and will remain effective until terminated or not specifically annually approved in the manner described in the 1940 Act. The New Sub-Advisory Agreement may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on 60 days’ written notice to DIMA and QS Investors, (b) by DIMA on 60 days’ written notice to QS Investors, or (c) by QS Investors upon 90 days’ written notice to DIMA. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the Investment Management Agreement. In addition, DIMA may terminate the New Sub-Advisory Agreement upon immediate notice if QS Investors becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Information concerning the Separation.    In order to effect the Separation, DIMA formed QS Investors as a wholly owned subsidiary of DIMA and registered QS Investors as an investment advisor with the SEC. Prior to or on the effective date of the Separation, DIMA expects to enter into a Separation Agreement (the “Separation Agreement”) with QS Investors and QS Investors Holdings, LLC (“QS Investors Holdings”), a newly formed company that is owned by certain key members of the QS Group. Under the Separation Agreement, it is proposed that on the effective date of the Separation, DIMA will transfer to QS Investors Holdings all its ownership interests in QS Investors and to QS Investors certain intellectual property rights. Under the terms of the Separation Agreement, no payment is payable from QS Investors Holdings or QS Investors to DIMA on the effective date of the Separation except with respect to certain intellectual property transferred under the Separation Agreement.

In connection with the Separation, QS Investors, or QS Investors Holdings on behalf of QS Investors, is required to reimburse DIMA for certain amounts advanced by DIMA to QS Investors or paid by DIMA on behalf of QS Investors prior to the effective date of the Separation for various vendor services contract implementation and other start-up costs. As part of the consideration for the Separation, QS Investors has also agreed to pay DIMA a fee equal to a portion of the aggregate management and performance fees payable to QS Investors from those clients novated and sub-delegated to QS Investors and identified in the Separation Agreement for a period of five (5) years following the Separation, which amount will exclude any sub-advisory fees received by QS Investors from DIMA. No such fee will be paid by QS Investors to DIMA with respect to the Funds. Under the terms of the Separation Agreement and an ancillary agreement contemplated thereby, DIMA may make one or more advance payments to QS Investors for certain sub-advisory fees and sub-delegation fees expected to be payable to QS Investors in future periods.

The terms of the Separation also provide for an agreement between DIMA and QS Investors to not compete with each other with respect to certain strategies and products for a period commencing on the effective date of the Separation through December 31, 2012. Additionally, in connection with the Separation, DIMA has agreed for the same period, subject always to DIMA’s fiduciary duties and certain other exceptions, including any material failures on the part of QS Investors to achieve relevant performance benchmarks or the occurrence of certain compliance issues, to not recommend to the Fund’s Board the termination of the New Sub-Advisory Agreement. DIMA has also agreed for the same period, unless certain internal DIMA approvals are received and subject to DIMA’s fiduciary duties, the direction of the Fund’s Board and certain other exceptions, including the ability of DIMA to make good faith changes in the asset allocation of the Funds, to not recommend to the Fund’s Board any mergers, liquidations, changes to any overlay strategy or any similar change with respect to the Funds.

The Separation is expected to occur on or about August 1, 2010. The Separation is subject to customary closing conditions, including approval of new sub-advisory agreements with QS Investors representing at least 80% of the total combined assets of the registered funds advised by DIMA that are subject to the Separation Agreement. If the Separation does not occur, the New Sub-Advisory Agreements will not go into effect and the Funds’ Board will consider other possible courses of action.

Description of the Interim Sub-Advisory Agreement.    If shareholders do not approve the New Sub-Advisory Agreement prior to the effective date of the Separation, QS Investors will serve as sub-advisor to your Fund under an Interim Sub-Advisory Agreement. Other than with respect to its term of effectiveness, termination procedures and escrow and fee retention provisions required by Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement does not materially differ from the New Sub-Advisory Agreement.

Under the Interim Sub-Advisory Agreement, QS Investors will manage all or a portion of the securities and other assets of your Fund entrusted to it pursuant to the agreement, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DIMA is responsible for supervising and overseeing QS Investors’ performance of its duties under the Interim Sub-Advisory Agreement.

The sub-advisory fee payable under the Interim Sub-Advisory Agreement is paid by DIMA, not the Fund, and would be at the same rates as in the New Sub-Advisory Agreement, which is set forth in Appendix A to Exhibit A of this proxy statement, but will be held in an escrow account until the New Sub-Advisory Agreement is approved by shareholders. In the event that the New Sub-Advisory Agreement is not approved by shareholders, any escrowed fees in excess of the costs of providing the advisory services will be returned to the Fund.

The Interim Sub-Advisory Agreement may be terminated without penalty (a) at any time by the Board, or by vote of a majority of the outstanding voting securities of the Fund, (b) by DIMA on not more than 60 days’ nor less than 30 days’ written notice to QS Investors, or (c) by QS Investors upon 90 days’ written notice to DIMA, and will automatically terminate in the event of its assignment, as defined in the 1940 Act, by either party or in the event of the termination of the Investment Management Agreement. The Interim Sub-Advisory Agreement would automatically terminate upon the earlier of shareholder approval of the New Sub-Advisory Agreement or the maximum term of 150 days. In addition, DIMA may terminate the Interim Sub-Advisory Agreement upon immediate notice if QS Investors becomes statutorily disqualified from performing its duties under the Interim Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Board Consideration of the Interim and New Sub-Advisory Agreements

The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement (together, the “New Agreements”). To facilitate its review, the Board created several ad hoc subcommittees (the “Subcommittees”), each focused on different aspects of the Board’s consideration of the Separation, and each comprised solely of Independent Board Members. The Board and its Subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreements, and were assisted in this review by their independent legal counsel and fund counsel. In the course of its review, the Board requested and received substantial additional information. In addition, the Board and its Subcommittees met with various representatives of DIMA and QS Investors, including key investment personnel and other members of senior management. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Agreements.

The Board, including all of the Independent Board Members, unanimously approved the New Agreements between DIMA and QS Investors at an in-person meeting held on May 4, 2010. In connection with the approval of the New Agreements, the Board considered the factors described below, among others.

Continuity of Investment Management Services.    In reviewing the New Agreements, the Board considered that it had renewed the investment management agreement between DIMA and each Fund as part of the annual contract renewal process (the “Annual Review”) in September 2009, at which time it had determined that such renewal was in the best interests of each Fund, given the nature, quality and extent of services provided by DIMA (among other considerations). In considering the New Agreements, the Board noted that in light of the transition of the group within DIMA responsible for certain portfolio management services provided to the Funds to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DIMA and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it will be newly formed and it would no longer be affiliated with DIMA, the nature, quality and extent of services provided to the Funds are not expected to change under the New Agreements.

Fees and Expenses.    The Board noted it had concluded during the Annual Review that the overall investment management fees paid by the Funds are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreements, QS Investors’ sub-advisory fee would be paid by DIMA and not directly by the Funds, and therefore there would be no change in the Funds’ overall investment management fees under the New Agreements.

Profitability.    The Board noted it had considered the profitability of DIMA during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DIMA would pay QS Investors’ sub-advisory fee, and further noted that the sub-advisory fee arrangements with respect to the Funds were the product of an arm’s length negotiation.

Terms of the Separation.    The Board considered that DIMA would receive certain payments in connection with the Separation and that it had agreed not to recommend to the Board, subject to certain exceptions, the termination of the New Sub-Advisory Agreement or any mergers, liquidations or changes in overlay strategy with respect to the Funds. However, the Board also considered that DIMA remains subject to a fiduciary duty to the Funds.

Other Benefits to QS Investors.    The Board noted that it had considered fallout benefits to DIMA during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreements, including the incidental public relations benefits to QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a “soft dollar” program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance.    The Board considered QS Investors’ proposed compliance program and resources. The Board also considered that DIMA would oversee QS Investors’ compliance program and its compliance with applicable fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight. The Board also noted it had considered DIMA’s compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Board Members) determined that the terms of the New Agreements are fair and reasonable and that the approval of the New Agreements is in the best interests of each Fund. In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Information about QS Investors. QS Investors is a newly organized, SEC registered investment advisor that is presently a wholly-owned subsidiary of DIMA. As described above, it is anticipated that QS Investors will separate from DIMA into its own separate and distinct unaffiliated legal entity on or about August 1, 2010. Following the Separation, QS Investors will provide a range of investment advisory services to institutional and retail clients relating to quantitative, tactical strategies and asset allocation. It is currently estimated that following the Separation, QS Investors will manage and advise on approximately $108 billion in institutional account and retail fund assets.

The principal occupations of each director and principal executive officer of QS Investors before and after the Separation are set forth in the tables below. The principal business address of each director and principal executive officer, as it relates to his or her duties at QS Investors is 280 Park Avenue, 22nd Floor, New York, NY 10022 (pre- Separation) and 880 Third Avenue, 7th Floor, New York, NY 10017 (post-Separation). No Board Members or officers of the Fund will be employees, officers, directors or shareholders of QS Investors following the Separation.

Pre-Separation

Name	Position/Principal Occupation
Janet Campagna	Chief Executive Officer of QS Investors; Managing Director, Global Head of Quantitative Strategies of Deutsche Asset Management

James Norman	President of QS Investors; Managing Director, Head of Qualitative Research for Quantitative Strategies, Global Head of Quantitative Strategies Product Management of Deutsche Asset Management

Steven Ducker	Chief Compliance Officer/Chief Risk Officer of QS Investors; Vice President, Head of Investment Advisory Compliance of Deutsche Asset Management

Tomislav Goles	Chief Technology Officer of QS Investors; Director, Head of Portfolio Management Systems for Quantitative Strategies of Deutsche Asset Management

Daniel Holman	Chief Operating Officer of QS Investors; Director, Quantitative Strategies Business Manager of Deutsche Asset Management

Rosemary Macedo	Chief Investment Officer of QS Investors; Managing Director, Head of Quantitative Research, Deutsche Asset Management

Thomas Rose	Chief Financial Officer of QS Investors; Consultant to QS Group of Deutsche Asset Management

Marco Véissid	Head of Institutional Relationship Management and Sales of QS Investors; Consultant to QS Group of Deutsche Asset Management

Robert Wang	Head of Portfolio Implementation of QS Investors; Managing Director, Head of Quantitative Strategies Portfolio Management of Deutsche Asset Management

Post-Separation

Name	Position/Principal Occupation
Janet Campagna	Chief Executive Officer of QS Investors

James Norman	President of QS Investors

Steven Ducker	Chief Compliance Officer/Chief Risk Officer of QS Investors

Tomislav Goles	Chief Technology Officer of QS Investors

Daniel Holman	Chief Operating Officer of QS Investors

Rosemary Macedo	Chief Investment Officer of QS Investors

Thomas Rose	Chief Financial Officer of QS Investors

Marco Véissid	Head of Institutional Relationship Management and Sales of QS Investors

Robert Wang	Head of Portfolio Implementation of QS Investors

Exhibit H sets forth the fees and other information regarding other funds to be sub-advised by QS Investors.

Required Vote

Each Fund will vote separately on the approval of the New Sub-Advisory Agreement for such Fund. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of your Fund believes that the approval of the New Sub-Advisory Agreement between DIMA and QS Investors is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New Sub-Advisory Agreement.

PROPOSAL 2A

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY FOR AFFILIATED AND NON-AFFILIATED SUB-ADVISORS

(DWS Floating Rate Plus Fund and DWS LifeCompass 2040 Fund only)

The Board of your Fund has approved a policy that would permit DIMA, subject to the approval of the Board and a majority of the Independent Board Members, to (i) appoint and replace sub-advisors and (ii) materially amend sub-advisory agreements, each without shareholder approval (the “Sub-Advisor Approval Policy”). The Board recommends that shareholders approve the Sub-Advisor Approval Policy. Unless otherwise specified, the term “sub-advisor” as used in this Proposal 2A shall include both sub-advisors who are affiliated with DIMA (“affiliated sub-advisors”) and sub-advisors who are not affiliated with DIMA (“non-affiliated sub-advisors”).

Current Sub-Advisor Approval Process

In accordance with Section 15(a) of the 1940 Act, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract between DIMA and another investment advisor pursuant to which the other investment advisor provides investment management services to the Fund.

Statutory Authority and Proposed Sub-Advisor Approval Policy

Under Section 15(a) of the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to an investment company except pursuant to a written contract that has been approved by the shareholders of the investment company. In addition, the SEC has interpreted Section 15(a) to also apply to material amendments to investment advisory contracts. As a result, without an order exempting the Fund from Section 15(a) and other provisions of the 1940 Act or a rule promulgated by the SEC, the Fund would be unable to implement the Sub-Advisor Approval Policy. The Fund and DIMA have applied to the SEC for an exemptive order that would permit the Fund and DIMA to implement the Sub-Advisor Approval Policy. As of the date of this Proxy Statement, the SEC has granted the Fund and DIMA exemptive relief to implement the Sub-Advisor Approval Policy only with respect to non-affiliated sub-advisors. Exemptive relief permitting the implementation of the Sub-Advisor Approval Policy with respect to affiliated sub-advisors would be more expansive relief than previously granted to any other mutual fund complex. Accordingly, there can be no assurance that the Fund’s request for exemptive relief with respect to affiliated sub-advisors will be granted. In the event that the SEC adopts a rule which provides substantially similar relief to the relief obtained and/or sought by DIMA and the Fund’s, the exemptive order would expire as of the effective date of any such rule.

Under the exemptive relief obtained by the Fund and DIMA as of the date of the Proxy Statement, if shareholders approve the Sub-Advisor Approval Policy and the Fund implements the Sub-Advisor Approval Policy, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more non-affiliated sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more non-affiliated sub-advisors; and (iii) materially amend any existing sub-advisory agreements with non-affiliated sub-advisors. The exemptive relief currently granted by the SEC is subject to various conditions, including shareholder approval of the Sub-Advisor Approval Policy and that within 90 days of the hiring of a new non-affiliated sub-advisor, the Fund will provide shareholders with an information statement containing information about the new non-affiliated sub-advisor.

If the SEC subsequently grants the additional exemptive relief requested by the Fund and DIMA with respect to affiliated sub-advisors, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more sub-advisor(s) (including replacing a non-affiliated sub-advisor with an affiliated sub-advisor); and (iii) materially amend any existing sub-advisory agreements. As noted above, there is no assurance that the SEC will grant such additional exemptive relief with respect to affiliated sub-advisors. Further, if the SEC does grant the additional exemptive relief, the Fund and DIMA would be subject to any new conditions imposed by the SEC.

If the Sub-Advisor Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to any existing sub-advisory contracts. Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of the Fund to give DIMA greater flexibility to select and replace sub-advisors, subject in all cases to the Board’s approval, without incurring the expense and potential delay of seeking specific shareholder approval and to utilize DIMA’s global investment organization and global investment management expertise, in all cases subject to Board approval of such changes. Under current law, while certain changes in investment management arrangements involving one or more sub-advisors can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive and costly. If DIMA and the Board are authorized to implement the proposed Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint a sub-advisor when the Board and DIMA believe that the appointment would benefit the Fund. The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review by the Board, in light of DIMA’s experience in this area. The Board will continue to evaluate and approve all new sub-advisory contracts, as well as any modifications to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination.

Required Vote

Approval of the Sub-Advisor Approval Policy with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Sub-Advisor Approval Policy is in the best interests of your Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Sub-Advisor Approval Policy.

PROPOSAL 2B

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY FOR NON-AFFILIATED SUB-ADVISORS

(DWS Lifecycle Long Range Fund only)

The Board of your Fund has approved a policy that would permit DIMA, subject to the approval of the Board and a majority of the Independent Board Members, to (i) appoint and replace sub-advisors and (ii) materially amend sub-advisory agreements, each without shareholder approval (the “Sub-Advisor Approval Policy”). As approved by the Board, the Sub-Advisor Approval Policy applies to both sub-advisors who are affiliated with DIMA (“affiliated sub-advisors”) and sub-advisors who are not affiliated with DIMA (“non-affiliated sub-advisors”). Shareholders of the Fund have previously approved the Sub-Advisor Approval Policy as it applies to affiliated sub-advisors. Shareholders are now being asked to approve the Sub-Advisor Approval Policy to be applicable to non-affiliated sub-advisors. Subject to the limitations described below, if shareholders approve the Sub-Advisor Approval Policy to be applicable to non-affiliated sub-advisors, the Board and DIMA would have the authority to implement the Sub-Advisory Approval Policy for all sub-advisors. Unless otherwise specified, the term “sub-advisor” as used in this Proposal 2B shall include both affiliated sub-advisors and non-affiliated sub-advisors.

Current Sub-Advisor Approval Process

In accordance with Section 15(a) of the 1940 Act, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract between DIMA and another investment advisor pursuant to which the other investment advisor provides investment management services to the Fund.

Statutory Authority and Proposed Sub-Advisor Approval Policy

Under Section 15(a) of the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to an investment company except pursuant to a written contract that has been approved by the shareholders of the investment company. In addition, the SEC has interpreted Section 15(a) to also apply to material amendments to investment advisory contracts. As a result, without an order exempting the Fund from Section 15(a) and other provisions of the 1940 Act or a rule promulgated by the SEC, the Fund would be unable to implement the Sub-Advisor Approval Policy. The Fund and DIMA have applied to the SEC for an exemptive order that would permit the Fund and DIMA to implement the Sub-Advisor Approval Policy. As of the date of this Proxy Statement, the SEC has granted the Fund and DIMA exemptive relief to implement the Sub-Advisor Approval Policy only with respect to non-affiliated sub-advisors. Exemptive relief permitting the implementation of the Sub-Advisor Approval Policy with respect to affiliated sub-advisors would be more expansive relief than previously granted to any other mutual fund complex. Accordingly, there can be no assurance that the Fund’s request for exemptive relief with respect to affiliated sub-advisors will be granted. In the event that the SEC adopts a rule which provides substantially similar relief to the relief obtained and/or sought by DIMA and the Fund’s, the exemptive order would expire as of the effective date of any such rule.

Under the exemptive relief obtained by the Fund and DIMA as of the date of the Proxy Statement, if shareholders approve the Sub-Advisor Approval Policy to be applicable to non-affiliated sub-advisors and the Fund implements the Sub-Advisor Approval Policy, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more non-affiliated sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more non-affiliated sub-advisors; and (iii) materially amend any existing sub-advisory agreements with non-affiliated sub-advisors. The exemptive relief currently granted by the SEC is subject to various conditions, including shareholder approval of the Sub-Advisor Approval Policy and that within 90 days of the hiring of a new non-affiliated sub-advisor, the Fund will provide shareholders with an information statement containing information about the new non-affiliated sub-advisor.

If the SEC subsequently grants the additional exemptive relief requested by the Fund and DIMA with respect to affiliated sub-advisors, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more sub-advisors (including replacing a non-affiliated sub-advisor with an affiliated sub-advisor); and (iii) materially amend any existing sub-advisory agreements. As noted above, there is no assurance that the SEC will grant such additional exemptive relief with respect to affiliated sub-advisors. Further, if the SEC does grant the additional exemptive relief, the Fund and DIMA would be subject to any new conditions imposed by the SEC.

If the Sub-Advisor Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to any existing sub-advisory contracts. Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of the Fund to give DIMA greater flexibility to select and replace non-affiliated sub-advisors, subject in all cases to the Board’s approval, without incurring the expense and potential delay of seeking specific shareholder approval. Under current law, while certain changes in investment management arrangements involving one or more non-affiliated sub-advisors can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive and costly. If DIMA and the Board are authorized to implement the proposed Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint a non-affiliated sub-advisor when the Board and DIMA believe that the appointment would benefit the Fund. The Board also believes that it is appropriate to vest the selection, supervision and evaluation of non-affiliated sub-advisors in DIMA, subject to review by the Board, in light of DIMA’s experience in this area. The Board will continue to evaluate and approve all new sub-advisory contracts, as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination.

Required Vote

Approval of the Sub-Advisor Approval Policy to be applicable to non-affiliated sub-advisors requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Sub-Advisor Approval Policy is in the best interests of your Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Sub-Advisor Approval Policy.

ADDITIONAL INFORMATION

Proxy Costs.    DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or internet for each Fund.

Voting Power.    For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote.    The holders of thirty percent (30%) of a Fund’s outstanding shares entitled to vote at the meeting present in person or by proxy shall constitute a quorum for your Fund for the purpose of transacting business at the Meeting. Proxies are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid proxies received will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposals. Approval of each Proposal requires the affirmative vote of the holders of a “majority of the outstanding securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Record Date and Method of Tabulation.    Shareholders of record at the close of business on June 23, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The number of shares of each class of each Fund that were issued and outstanding as of June 23, 2010 are set forth in Exhibit I to this Proxy Statement. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by individual Fund. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposals. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting.    Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership.    Exhibit J to this Proxy Statement sets forth information as of June 23, 2010 regarding the ownership of the Funds’ shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of each Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies.    In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost as follows:

Funds	Solicitation Costs
DWS Floating Rate Plus Fund	$2,300.00
DWS LifeCompass 2040 Fund	$2,258.00
DWS Lifecycle Long Range Fund	$1,747.00

However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare Fund Services, Inc. representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare Fund Services, Inc. representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare Fund Services, Inc., then the Computershare Fund Services, Inc. representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the shareholder’s instructions on each Proposal. Although the Computershare Fund Services, Inc. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare Fund Services, Inc. will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call 1-877-225-6917 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. For directions on how to attend the meeting in person, please call 1-877-225-6917. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare Fund Services, Inc. toll-free at 1-877-225-6917. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare Fund Services, Inc. if their votes have not yet been received. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare Fund Services, Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies.    Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment.    Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.

Principal Underwriter.    The principal underwriter for each Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by your Fund’s Board may be included in the Fund’s proxy materials. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the applicable Fund at the following address: One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust shall be called by the Board Members or such other person or persons as specified in each Trust’s Amended and Restated Declaration of Trust upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote if the purpose of the meeting is to determine if a Trustee is to be removed from office.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, INC. AT 1-877-225-6917. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

FORM OF NEW SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this             day of            , 2010, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and [            ] (the “Sub-Adviser”).

WHEREAS, DWS [            ], a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated [            ] (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser will act as investment adviser to DWS [            ] Fund (the “Fund”), which is a series of the Trust, and will provide certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time. With respect to any such instructions and directions, the Sub-Adviser may request that such instructions and directions be made in writing.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Adviser and the Board of Trustees.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser). The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(g)  The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)  The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Trust’s Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents, as applicable:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Corporation or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Corporation; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 8, “Disqualifying Conduct”).

9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on the first business day following the date it is approved in the manner required by the 1940 Act or such other date as shall be established by the Trust’s Board of Trustees and shall remain in full force until terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force from year to year only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act, with the first annual renewal to be coincident with the next renewal of the Advisory Agreement.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Non-Exclusivity.    The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

14.  Use of Names.

(a)  The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

15.  Indemnifications.

(a)  The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise. The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents. The Sub-Adviser’s agreement in this Section 15(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(b)  The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, directors, officers, employees and agents. The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(c)  Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the

Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

16.  Governing Law.    This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. John Pak, Esq.

Chief Legal Officer

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser at:

19.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the

1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

20.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

21.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	QS INVESTORS, LLC

By:	By:
Name:	Name:
Title:	Title:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:
Title:

Appendix A

DWS Floating Rate Plus Fund.    Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Advisor from time to time.

DWS LifeCompass 2040 Fund.    Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS Lifecycle Long Range Fund.    Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:

(i) 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy;

(ii) 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy; and

(iii) with respect to those assets of the Fund which are managed by the Sub-Adviser using Active Quantitative Equity or Diversified Based Investing Strategies,

(a) 0.300% of average daily net assets attributable to the Active Quantitative Equity or Diversified Based Investing Strategies if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(b) 60% of the Net Investment Management Fee (as defined below) if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

Notwithstanding the above, the total compensation paid to the Sub-Adviser attributable in aggregate to the strategies set forth above, shall not exceed 60% of the Net Investment Management Fee actually received by the Adviser during each month.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Advisor from time to time.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with the Trust with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps or waivers). For sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with the Trust with respect to the Fund, as in effect from time to time. For the avoidance of doubt, the cap set out in clause (iii) above is applied on a monthly, not annual, basis.

EXHIBIT B

PORTFOLIO MANAGEMENT TEAMS POST-SEPARATION

DWS Floating Rate Plus Fund:

The primary portfolio managers responsible for the day-to-day management of the fund with respect to the fund’s Senior Loan investment strategy are as follows:

James T. Anderson

Managing Director of Deutsche Asset Management and Portfolio Manager.

•	Joined the Fund in 2007.
•	Global Head of High Yield Strategies: New York.
•

Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.

•	AB from Dartmouth College.

Eric S. Meyer, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager.

•	Joined the Fund in 2007.
•	Head of Loan Portfolio Management, High Yield Strategies: New York.
•

Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Hutton.

•	BA from State University of New York, Albany; MBA from Pace University.

The primary portfolio managers responsible for the day-to-day management of the fund with respect to the fund’s iGAP overlay strategy are as follows:

Robert Wang

Head of Portfolio Implementation, QS Investors

•	Began managing the Fund in 2007.
•	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
•	BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Senior Portfolio Manager, iGAP, QS Investors

•	Began managing the Fund in 2007.
•

Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

•	BA & MBA from University of Miami.

DWS LifeCompass 2040 Fund

Robert Wang

Head of Portfolio Implementation, QS Investors

•	Began managing the Fund in 2009.
•	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
•	BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Senior Portfolio Manager, Strategic Asset Allocation, QS Investors

•	Began managing the Fund in 2009.
•	Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
•	MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Lifecycle Long Range Fund

The following portfolio managers are responsible for the day-to-day management of the fund’s investments, except for the fixed income (not including high yield) portion of the fund.

Robert Wang

Head of Portfolio Implementation, QS Investors

•	Began managing the Fund in 2000.
•	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
•	BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Senior Portfolio Manager, iGAP, QS Investors

•	Began managing the Fund in 2005.
•

Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

•	BA & MBA from University of Miami.

Inna Okounkova

Senior Portfolio Manager, Strategic Asset Allocation, QS Investors

•	Began managing the Fund in 2007.
•	Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
•	MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Russell Shtern, CFA

Senior Equities Portfolio Manager, QS Investors

•	Began managing the Fund in 2010.
•	Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with Deutsche Asset Management and Deutsche Bank AG.
•	BBA, Pace University.

The following Aberdeen Asset Management Inc. portfolio manager is responsible for the day-to-day management of the fixed income (not including high yield) portion of the fund:

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

•	Joined Aberdeen Asset Management Inc. and the fund in 2005.
•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
•	BS from Wharton School of Business; MBA from University of Chicago.

EXHIBIT C

MANAGEMENT AGREEMENT APPROVALS

Fund	Date of Current Investment Management Agreement	Date Current Investment Management Agreement Approved by Initial Shareholder or Shareholders	Purpose of Last Submission of Current Investment Management Agreement to Shareholder Vote
DWS Floating Rate Plus Fund	June 29, 2007	June 28, 2007	Initial shareholder approval before the fund was offered to the public.

DWS LifeCompass 2040 Fund	November 15, 2007	November 14, 2007	Initial shareholder approval before the fund was offered to the public.

DWS Lifecycle Long Range Fund	January 1, 2007	May 5, 2006	Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

C-1

EXHIBIT D

FUND OFFICERS

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(3) (1965) President, 2006-present	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke(3) (1967) Executive Vice President, since 2010	Managing Director(2), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present; Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset Management; formerly Assistant Secretary, DWS Funds (1997-2010)

Rita Rubin(5) (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

D-1

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (4) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Diane Kenneally(4) (1966) Assistant Treasurer, 2007- present	Director(2), Deutsche Asset Management

John Caruso(6) (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director(2), Deutsche Asset Management

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.
(5)	Address: 280 Park Avenue, New York, New York 10017.
(6)	Address: 60 Wall Street, New York, New York 10005.

D-2

EXHIBIT E

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH DIMA AND CERTAIN AFFILIATES

No portfolio trading commissions were paid to Affiliated Brokers for each Fund’s most recently completed fiscal year.1

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the New Sub-Advisory Agreement is approved.

Name	Services	Amount of Fee for DWS Floating Rate Plus Fund	Amount of Fee for DWS LifeCompass 2040 Fund	Amount of Fee for DWS Lifecycle Long Range Fund
DWS Investments Distributors, Inc	Distributor	$43,653	$8,704	—

DWS Investments Service Company	Transfer Agent	$5,834	$14,253	$2,400

Deutsche Investment Management Americas Inc	Typesetting & Regulatory Filing	$32,877	$5,498	$42,116

[1]	In some instances, the custodian for DWS Lifecycle Long Range Fund may use Deutsche Bank AG or its affiliates, as subcustodian (“DB Subcustodian”) in certain countries. No portfolio commissions were paid to a DB Subcustodian during the Fund’s most recently completed fiscal year.

E-1

EXHIBIT F

MANAGEMENT FEE PAYABLE TO DIMA

For all services provided under the Investment Management Agreement, each Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during each Fund’s most recently completed fiscal year.

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Floating Rate Plus Fund	First $1 billion 0.650% Next $1.5 billion 0.635% Next $2.5 billion 0.610% Next $2.5 billion 0.585% Next $2.5 billion 0.560% Thereafter 0.550%	$369,300	$261,362

DWS LifeCompass 2040 Fund	0.000%[a]	$0	—

DWS Lifecycle Long Range Fund	First $250 million 0.600% Next $750 million 0.575% Thereafter 0.550%	$2,984,228	$1,339,165

[a]

Shareholders of the DWS LifeCompass 2040 Fund indirectly bear the pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which that Fund invests.

F-1

EXHIBIT G

ADMINISTRATIVE SERVICE FEE PAYABLE TO DIMA

For all services provided under the Administrative Services Agreement, each Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at the annual rate of 0.10%. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during each Fund’s most recently completed fiscal year.

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Floating Rate Plus Fund	$56,815	—

DWS LifeCompass 2040 Fund	$5,840	$5,840

DWS Lifecycle Long Range Fund	$508,127	—

G-1

EXHIBIT H

INFORMATION ABOUT OTHER FUNDS TO BE SUB-ADVISED BY QS INVESTORS

The following sets forth information relating to other DWS Funds that will be sub-advised by QS Investors after the Separation. DIMA will pay QS investors a sub-advisory fee for services to the DWS Funds listed below out of the investment management fee that it receives from such DWS Fund at an annual rate described below.

As used below, “Tracking Error” means the percentage of enhanced return targeted from the global tactical asset allocation overlay strategy, as set by DIMA from time to time. “Net Investment Management Fee” means the actual investment management fee received by DIMA pursuant to the Investment Management Agreement with the Fund, after deduction of all advisory fee waivers and reimbursements and does not include fees received by DIMA pursuant to its Administrative Services Agreement with the Fund.

Fund Name	Sub-Advisory Fee Schedule	Current Investment Objective
DWS Alternative Asset Allocation Plus Fund	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy; and 0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy	Capital appreciation.

DWS Alternative Asset Allocation Plus VIP	0.080% of average daily net assets for employing a SAA strategy; and 0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	Capital appreciation.

DWS Balanced Fund	0.080% of average daily net assets for employing a SAA strategy; and 0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High total return, a combination of income and capital appreciation.

DWS Balanced VIP	0.080% of average daily net assets for employing a SAA strategy; and 0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High total return, a combination of income and capital appreciation.

Fund Name	Sub-Advisory Fee Schedule	Current Investment Objective
DWS Blue Chip Fund

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Growth of capital and income.

DWS Blue Chip VIP

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Growth of capital and income.

DWS Growth & Income Fund

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Long-term growth of capital, current income and growth of income.

DWS Growth & Income VIP

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Long-term growth of capital, current income and growth of income.

DWS Diversified International Equity Fund

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Capital appreciation.

Fund Name	Sub-Advisory Fee Schedule	Current Investment Objective
DWS Diversified International Equity Fund VIP

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Capital appreciation.

DWS Small Cap Core Fund

0.300% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

Long-term capital growth.

DWS Global Inflation Plus Fund	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	Maximum inflation–adjusted return.

DWS Strategic Income Fund	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High current return.

DWS Strategic Income VIP	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High current return.

DWS Strategic Government Securities Fund	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High current income, liquidity and security of principal.

DWS Short Duration Plus Fund	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy	High income while also seeking to maintain a high degree of stability of shareholders’ capital.

Fund Name	Sub-Advisory Fee Schedule	Current Investment Objective
DWS LifeCompass 2015 Fund	0.080% of average daily net assets for employing a SAA strategy	High total return as is consistent with its asset allocation until the target year.

DWS LifeCompass 2020 Fund	0.080% of average daily net assets for employing a SAA strategy	High total return as is consistent with its asset allocation until the target year.

DWS LifeCompass 2030 Fund	0.080% of average daily net assets for employing a SAA strategy	High total return as is consistent with its asset allocation until the target year.

DWS LifeCompass Retirement Fund	0.080% of average daily net assets for employing a SAA strategy	Current income and, as a secondary objective, long-term growth of capital.

DWS Select Alternative Allocation Fund	0.080% of average daily net assets for employing a SAA strategy	Capital appreciation.

DWS S&P 500 Plus Fund	50% of the Net Investment Management Fee after the effect of the performance adjustment and less estimated Fund expenses (currently 0.30% of average daily net assets)	Long-term growth and income.

DWS Disciplined Market Neutral Fund

0.450% of average daily net assets if the Net Investment Management Fee is greater than an annual rate of 0.750% of average daily net assets of the Fund; or

60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.750% of average daily net assets of the Fund

Capital appreciation independent of stock market direction.

EXHIBIT I

SHARES OUTSTANDING AS OF JUNE 23, 2010

Fund Name	Class	Shares Outstanding
DWS Floating Rate Plus Fund	A	19,521,012.619
	C	7,059,742.322
	Institutional	9,139,643.699
	S	19,533,442.743

DWS LifeCompass 2040 Fund	A	2,219,121.955
	C	21,840.117
	S	91,278.012

DWS Lifecycle Long Range Fund	Institutional	62,923,795.781
	S	380,544.924

I-1

EXHIBIT J

5% SHAREHOLDERS

(as of June 23, 2010)

No person is known by the Funds to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
DWS FLOATING RATE PLUS FUND	A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #XXXXXXXXX MINNEAPOLIS MN 55440-9446	7,927,595.775	40.61%

		MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,763,655.599	9.03%

		WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS MINNEAPOLIS MN 55402-2323	1,311,422.424	6.72%

		LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 92150-9046	1,118,193.241	5.73%

DWS LIFECOMPASS 2040 FUND	A	DWS TRUST COMPANY FBO BRAUN CORPORATION 401K & PSP ATTN SHARE RECON DEPT A/C XXXXXX SALEM NH 03079-1143	314,589.442	14.17%

		DWS TRUST COMPANY FBO LINKEDIN CORPORATION 401K PROFIT SHARING PLAN & TRUST ATTN SHARE RECON DEPT #XXXXXX SALEM NH 03079-1143	235,345.554	10.60%

		DWS TRUST COMPANY FBO ARROWHEAD SYSTEMS INC 401K RETIREMENT SVGS PL A/C XXXXXX ATTN SHARE RECON DEPT SALEM NH 03079-1143	151,574.131	6.83%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
		DWS TRUST COMPANY FBO REGENCY HOSPITAL COMPANY 401K PLAN ATTN SHARE RECON DEPT #XXXXXX SALEM NH 03079-1143	135,377.511	6.10%

		DWS TRUST COMPANY FBO LINCOLN SURGERY CENTER 401K PLAN A/C XXXXXX ATTN SHARE RECON DEPT SALEM NH 03079-1143	115,886.917	5.22%

DWS LIFECYCLE LONG RANGE FUND	INST	STATE STREET BANK AND TRUST TTEE FBO KRAFT FOODS INC SVGS PLAN MASTER TRUST ATTN MICHELLE L ROBBINS WESTWOOD MA 02090-2318	43,671,837.252	69.40%

		STATE STREET BANK & TR TTEE FBO ALTRIA CORPORATE SERVICES DEFERRED PROFIT SHARING MASTER TR WESTWOOD MA 02090-2318	15,853,309.833	25.19%

DWS FLOATING RATE PLUS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,169,564.541	16.57%

		FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS MO 63103-2523	1,006,466.294	14.26%

		CITIGROUP GLOBAL MARKETS INC XXXXXXXXXX HOUSE ACCOUNT OWINGS MILLS MD 21117-5184	851,563.201	12.06%

		AMERICAN ENTERPRISE INVESTMENT SERV FBO #XXXXXXXXXX MINNEAPOLIS MN 55440-9446	433,962.376	8.90%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
DWS LIFECOMPASS 2040 FUND	C	DWS TRUST COMPANY FULL SCALE WOODWORKING, INC FBO MICHAEL BOUCHER BRANCHBURG NJ 08876-5455	3,461.833	15.85%

		DWS TRUST COMPANY CUST FOR THE ROTH IRA OF DENISE CARDEN BALTIMORE MD 21234-2738	2,437.700	11.16%

		DWS TRUST COMPANY CUST FULL SCALE CUSTOM WOODWORKING SIMPLE IRA FBO SCOTT CHRISTOPHE BRE BLOOMFIELD NJ 07003-4016	2,411.995	11.04%

		DWS TRUST COMPANY CUST FOR THE IRA OF DAN HUYNH AUSTIN TX 78753-2080	2,070.183	9.48%

		MG TRUST COMPANY CUST. FBO JOHN POHAR & SONS INC DENVER CO 80202-3531	1,918.190	8.78%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX MINNEAPOLIS MN 55402-2405	1,308.901	5.99%

DWS LIFECYCLE LONG RANGE FUND	S	CHARLES SCHWAB & CO/SCHWAB OMNIBUS ACCOUNT REINVEST ATTN: MUTUAL FUND ACCT MGMT TEAM SAN FRANCISCO CA 94104-4151	157,300.901	41.24%

		AMERICAN ENTERPRISE INVESTMENT SERV FBO #XXXXXXXXX MINNEAPOLIS MN 55440-9446	33,956.121	6.15%

		MG TRUST CUSTODIAN RIVERSTONE EQUITY PARTNERS LP 401K DENVER CO 80202-3531	23,058.989	6.05%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
DWS FLOATING RATE PLUS FUND	INST	STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASSET ALLOC PLUS FUND QUINCY MA 02171-2105	2,890,198.042	31.62%

		STATE STREET BANK & TRUST CO CUST FBO DWS SELECT ALTERNATIVE ALLOC QUINCY MA 02171-2105	2,505,346.068	27.41%

		STATE STREET BANK & TRUST CO CUST FBO DWS STRATEGIC INCOME FUND QUINCY MA 02171-2105	1,114,286.988	12.19%

		FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS MO 63103-2523	945,100.044	10.34%

DWS FLOATING RATE PLUS FUND	S	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 92150-9046	5,079,455.712	26.00%

		CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4151	4,041,501.035	20.69%

		CITIGROUP GLOBAL MARKETS INC BOOK ENTRY ACCOUNT MUTUAL FUNDS DEPT ATTN MATT MAESTRI NEW YORK NY 10001-2402	3,321,293.169	17.00%

		TD AMERITRADE INC FBO THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMAHA NE 68103-2226	1,159,542.930	5.94%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
DWS LIFECOMPASS 2040 FUND	S	DWS TRUST COMPANY TTEE OF THE UCB INC 401K PFT/SHR/PLN ATTN SUE NAPOLITANO ATTN: ASSET RECON SALEM NH 03079-1143	372,618.972	35.67%

		DWS TRUST COMPANY TTEE OF THE TIFFANY & CO EE P/S AND RETIREMENT SAVINGS PLAN ATTN: ASSET RECON SALEM NH 03079-1143	304,096.877	29.11%

		DWS TRUST COMPANY TEE THRIFT PLAN OF LONZA INC ATTN: ASSET RECON SALEM NH 03079-1143	137,304.757	13.14%

PC-062310

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on July 28, 2010

Please detach at perforation before mailing.

280 Oser Avenue Hauppauge, NY 11788-3610	DWS LIFECYCLE LONG RANGE FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, New York, New York 10154 11:00 a.m., Eastern time, on July 28, 2010	PROXY CARD

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the above-referenced fund (the “Fund”) that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not revoke any prior proxies or powers of attorney other than the revocation, in accordance with the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares of the Fund subject hereto.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of each Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	COR_21489_070110B_C

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be

Held on July 28, 2010.

The proxy statement is available at: https://www.proxy-direct.com/dws21489

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE ON PROPOSALS:
		FOR	AGAINST	ABSTAIN
1.	Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and QS Investors, LLC with respect to the Fund.	☐	☐	☐

2A.	Approval of a Sub-Advisor Approval Policy for Affiliated and Non-Affiliated Sub-Advisors.	Not Applicable

2B.	Approval of a Sub-Advisor Approval Policy for Non-Affiliated Sub-Advisors.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

COR_21489_070110B_C